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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



        DATE OF REPORT (Date of earliest event reported): APRIL 24, 2003



                               INPUT/OUTPUT, INC.
             (Exact name of registrant as specified in its charter)



               DELAWARE                             1-13402                          22-2286646
     (State or other jurisdiction           (Commission File Number)      (IRS Employer Identification No.)
           of incorporation)




                         12300 PARC CREST DR.
                             STAFFORD, TX                                               77477
               (Address of principal executive offices)                              (Zip Code)



       Registrant's telephone number, including area code: (281) 933-3339

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         c. Exhibits

         99.1  Press Release, dated April 24, 2003, issued by Input/Output, Inc.


ITEM 9. INFORMATION PROVIDED UNDER ITEM 12 (RESULTS OF OPERATIONS AND FINANCIAL CONDITION)

         The following information is furnished pursuant to Item 12, "Results of Operations and Financial Condition."

         On April 24, 2003, Input/Output, Inc. issued a press release announcing its financial results for the fiscal quarter ended March 31, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    April 24, 2003


                                       Input/Output, Inc.
                                       (Registrant)




                                       By:    /s/ Brad Eastman
                                          --------------------------------------
                                       Name:  Brad Eastman
                                            ------------------------------------
                                       Title: Vice President &
                                              Chief Administrative Officer
                                             -----------------------------------


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                                INDEX TO EXHIBITS


Exhibit No.          Description
-----------          -----------

   99.1              Press Release, dated April 24, 2003, issued by
                     Input/Output, Inc.


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